                                                                    EXHIBIT 99.1


                                                                COMPANY CONTACT:
                                                     CHESTER J. POPKOWSKI (CHET)
JUNE 28, 2001                                          VICE PRESIDENT, TREASURER
                                                                  (404) 853-1405
                                               WEB SITE: WWW.NATIONALSERVICE.COM


                                       NSI
                   TO SPIN OFF LIGHTING EQUIPMENT AND CHEMICAL
                           BUSINESSES INTO NEW COMPANY
        TRANSACTION WILL ACCELERATE GROWTH AND ENHANCE SHAREHOLDER VALUE
                               NEW DIVIDEND POLICY

                                      ----

         ATLANTA, GA -- THE BOARD OF DIRECTORS OF NATIONAL SERVICE INDUSTRIES (NYSE: NSI) TODAY AUTHORIZED MANAGEMENT TO PURSUE A PLAN DESIGNED TO UNLOCK VALUE IN THE $2.6 BILLION DIVERSIFIED COMPANY BY SPLITTING IT INTO TWO INDEPENDENT PUBLIC COMPANIES.

         THE LITHONIA LIGHTING GROUP AND THE NSI CHEMICALS GROUP, THE COMPANY'S LARGEST BUSINESS UNITS, WILL BECOME A NEW COMPANY (SPINCO), WHICH WILL BE FORMALLY NAMED AT A LATER DATE. THE TWO REMAINING BUSINESS UNITS, NATIONAL LINEN SERVICE (NLS) AND ATLANTIC ENVELOPE COMPANY (AECO), WILL REMAIN AS THE CORE BUSINESSES OF A RESTRUCTURED NSI. NSI INTENDS TO DISTRIBUTE NEWLY ISSUED SHARES OF SPINCO THROUGH A TAX-FREE DIVIDEND EXPECTED TO BE EFFECTIVE IN THE FALL. EACH COMPANY WILL PAY A DIVIDEND APPROPRIATE TO ITS NEW STRUCTURE AND BUSINESS PLAN. IT IS ANTICIPATED THAT BOTH COMPANIES WILL BE TRADED ON THE NEW YORK STOCK EXCHANGE.

         JAMES S. BALLOUN, NSI'S CHAIRMAN AND CHIEF EXECUTIVE OFFICER, SAID, "THIS TRANSACTION WILL ACCELERATE GROWTH FOR THESE BUSINESSES. THESE ARE ALL PROFITABLE COMPANIES; HOWEVER, WE BELIEVE THAT SEPARATING THEM INTO TWO INDEPENDENT ENTITIES IS IN THEIR BEST INTERESTS FOR A NUMBER OF REASONS.

         "THROUGH THIS SPIN-OFF, THE TWO NEWLY FORMED COMPANIES WILL BE ABLE TO PURSUE DIFFERENT GROWTH STRATEGIES THAT ARE MOST CONDUCIVE TO EACH COMPANY'S MARKET AND OPERATIONAL DYNAMICS. THE LITHONIA LIGHTING GROUP AND THE NSI CHEMICALS GROUP SHARE COMMONALTIES THAT SUPPORT INTERNAL GROWTH. BOTH SERVE A NORTH AMERICAN CUSTOMER BASE PRIMARILY IN COMMERCIAL, INDUSTRIAL, AND GOVERNMENTAL SEGMENTS AND HAVE A GROWING RETAIL PRESENCE. BOTH UTILIZE A COMBINATION OF COMMISSIONED COMPANY SALES FORCES AND INDEPENDENT AGENCIES. BOTH HAVE NATIONAL MANUFACTURING AND LOGISTICS CAPABILITIES AS WELL AS CENTRALIZED OPERATIONS, LENDING TO SHARED INITIATIVES AND BEST PRACTICES. RECENTLY, THE LIGHTING AND CHEMICAL MANAGEMENT TEAMS HAVE WORKED TOGETHER IN PROFIT IMPROVEMENT AND GROWTH INITIATIVES INCLUDING SIX SIGMA AND SOURCING.

         "NATIONAL LINEN SERVICE AND ATLANTIC ENVELOPE ARE, IN SEPARATE WAYS, SEEKING TO CHANGE INDUSTRIES IN TRANSITION. THESE COMPANIES BOTH SERVE COMMERCIAL CUSTOMERS IN SMALLER MARKETS AND HAVE DECENTRALIZED OPERATIONS. THESE COMPANIES ARE GOOD CANDIDATES FOR CHANGING COMPETITIVE POSITIONS AND, AT SOME POINT, ACQUIRING LARGER POSITIONS IN THEIR RESPECTIVE INDUSTRIES."

         BALLOUN CONTINUED, "IN ADDITION TO GROUPING THESE BUSINESSES DUE TO SHARED COMMONALTIES, THERE ARE OTHER SOLID BUSINESS REASONS FOR THIS TRANSACTION. EACH COMPANY WILL HAVE A DISTINCT CAPITAL STRUCTURE, WITH SPINCO TAKING ON MOST OF NSI'S EXISTING DEBT. EACH BUSINESS WILL CONTINUE TO PAY A DIVIDEND, BUT THE OVERALL DIVIDEND AMOUNT WILL BE REDUCED TO ENABLE EACH BUSINESS TO REINVEST FUNDS THROUGH DEBT REDUCTION, STRATEGIC TRANSACTIONS, AND/OR SHARE REPURCHASE. LEADING THE WAY, THERE WILL BE FOCUSED MANAGEMENT TEAMS IN PLACE AT BOTH COMPANIES TO ADDRESS THE BEST WAYS TO IMPROVE AND GROW THESE BUSINESSES.

         "THROUGH DIFFERENT GROWTH STRATEGIES, DISTINCT CAPITAL STRUCTURES, AND FOCUSED MANAGEMENT TEAMS, NSI AND SPINCO WILL EACH OFFER A COMPELLING VALUE TO THE MARKET, EXCITING REVENUE AND PROFIT GROWTH OPPORTUNITIES, AND A REWARDING ENVIRONMENT FOR EMPLOYEES. THEREFORE, AS TWO SEPARATE COMPANIES, THESE BUSINESSES WILL ENHANCE SHAREHOLDER VALUE AND ENSURE A BETTER FUTURE FOR OUR SHAREHOLDERS, CUSTOMERS, AND EMPLOYEES."

                      MANAGEMENT, EMPLOYEES, AND THE BOARD

         ONCE THE TRANSACTION IS COMPLETE, JAMES S. BALLOUN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF NSI, WILL BECOME CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF SPINCO. BALLOUN JOINED NSI IN 1996 FROM MCKINSEY & COMPANY. ADDITIONAL MEMBERS OF THE SPINCO TEAM WILL BE BROCK A. HATTOX AS EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER; KENYON W. MURPHY AS SENIOR VICE PRESIDENT AND GENERAL COUNSEL; JOSEPH G. PARHAM, JR., AS SENIOR VICE PRESIDENT, HUMAN RESOURCES; KENNETH W. HONEYCUTT, JR., AS PRESIDENT OF LITHONIA LIGHTING;

JOHN K. MORGAN AS PRESIDENT OF HOLOPHANE; AND JAMES H. HEAGLE AS PRESIDENT OF THE NSI CHEMICALS GROUP.

         ROBERT S. JEPSON, JR., WILL JOIN THE COMPANY TO BECOME CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF NSI. HE PREVIOUSLY SERVED AS CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF KUHLMAN CORPORATION (NYSE). ADDITIONAL MEMBERS OF THE NEW NSI MANAGEMENT TEAM WILL BE VERNON J. NAGEL AS EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER; RICHARD A. WALKER AS EXECUTIVE VICE PRESIDENT AND CHIEF ADMINISTRATIVE OFFICER; RICHARD W. LEBER AS PRESIDENT OF NATIONAL LINEN SERVICE; AND J. RANDOLPH ZOOK AS PRESIDENT OF ATLANTIC ENVELOPE COMPANY.

         THE COMPANY DOES NOT ANTICIPATE SIGNIFICANT JOB REDUCTIONS RELATED TO THE TRANSACTION FOR ITS 20,000 EMPLOYEES. FEWER THAN 100 CORPORATE POSITIONS WILL BE AFFECTED, WITH MOST PERSONNEL BEING OFFERED POSITIONS AT EITHER SPINCO OR NSI.

         IT IS ANTICIPATED THAT MANY MEMBERS OF THE CURRENT NSI BOARD OF DIRECTORS WILL SERVE ON THE INITIAL BOARD OF SPINCO. THE NEW BOARD FOR NSI WILL BE ANNOUNCED AT A LATER DATE AND MAY INCLUDE SOME MEMBERS FROM THE CURRENT BOARD. IT IS NOT ANTICIPATED THAT ANY SINGLE CURRENT BOARD MEMBER WILL SERVE ON BOTH SPINCO'S AND NSI'S BOARDS.

                                       NSI

         THE RESTRUCTURED NSI, COMPRISED OF NATIONAL LINEN SERVICE AND ATLANTIC ENVELOPE, WILL HAVE COMBINED ANNUAL REVENUES OF OVER $500 MILLION.

         NATIONAL LINEN SERVICE IS THE NATION'S LARGEST MULTI-SERVICE TEXTILE RENTAL SUPPLIER, SERVING MORE THAN 50,000 CUSTOMERS IN 22 STATES, UTILIZING A NETWORK OF 40 PLANTS AND 20 SERVICE CENTERS. THE COMPANY HAD 2000 ANNUAL SALES OF OVER $320 MILLION. NLS MAKES 110,000 DELIVERIES WEEKLY TO CUSTOMERS IN THE DINING, HEALTHCARE, LODGING, CASINO, AND COMMERCIAL INDUSTRIES.

         ATLANTIC ENVELOPE COMPANY IS A TECHNOLOGY LEADER IN THE ENVELOPE MANUFACTURING INDUSTRY, SPECIALIZING IN CUSTOM PRINTED ENVELOPE PRODUCTS FOR ALL TYPES OF BUSINESS COMMUNICATIONS. THE COMPANY HAD 2000 ANNUAL SALES OF OVER $220 MILLION. HEADQUARTERED IN ATLANTA, GEORGIA, AECO HAS NINE STATE-OF-THE-ART MANUFACTURING FACILITIES ACROSS THE UNITED STATES.

                                     SPINCO

         SPINCO, COMPRISED OF THE LITHONIA LIGHTING GROUP AND THE NSI CHEMICALS GROUP, WILL HAVE COMBINED ANNUAL REVENUES OF OVER $2.0 BILLION. THE NSI CHEMICALS GROUP WILL BE RENAMED THE ZEP GROUP.

         THE LITHONIA LIGHTING GROUP IS THE LARGEST MANUFACTURER OF LIGHTING FIXTURES IN THE WORLD AND SERVES THE RESIDENTIAL, COMMERCIAL, INDUSTRIAL, GOVERNMENTAL, AND INSTITUTIONAL MARKETS. THE COMPANY HAD 2000 ANNUAL SALES OF $1.5 BILLION. HEADQUARTERED IN

CONYERS, GEORGIA, THE LITHONIA LIGHTING GROUP HAS 20 MANUFACTURING PLANTS AND 7 DISTRIBUTION CENTERS THROUGHOUT NORTH AMERICA.

         THE ZEP GROUP, COMPRISED OF ZEP MANUFACTURING COMPANY, ENFORCER PRODUCTS, AND SELIG INDUSTRIES, PROVIDES TOP-QUALITY CLEANING SOLUTIONS TO INDUSTRIAL AND INSTITUTIONAL CUSTOMERS THROUGH THE LARGEST AND BEST SUPPORTED DIRECT SALES FORCE IN THE INDUSTRY. THE ZEP GROUP SERVES AUTOMOTIVE, CAR WASH, AVIATION, FOOD PROCESSING, MANUFACTURING, INSTITUTIONAL, HOSPITALITY, HOME CENTER, AND RETAIL CUSTOMER SEGMENTS. THE COMPANY HAD 2000 ANNUAL SALES OF OVER $500 MILLION.

                                      STOCK

         NSI INTENDS TO COMPLETE THE SPIN-OFF TRANSACTION IN THE FORM OF A TAX-FREE STOCK DIVIDEND TO BE EFFECTIVE FOLLOWING BOARD APPROVAL AND SUBJECT TO SEC REVIEW. THE SPIN-OFF TRANSACTION IS ANTICIPATED TO BE COMPLETED IN THE FALL. IMMEDIATELY AFTER THE SPIN-OFF, NSI SHAREHOLDERS WILL OWN SHARES IN BOTH ENTITIES. SHAREHOLDERS WILL RECEIVE ONE SHARE OF SPINCO STOCK FOR EACH SHARE OF NSI STOCK HELD.

                               NEW DIVIDEND POLICY

         WHILE THE BOARD OF DIRECTORS FOR EACH COMPANY WILL SET ITS DIVIDEND POLICY, IT IS ANTICIPATED THAT THE ANNUAL DIVIDEND FOR THE NEW NSI WILL BE 4 CENTS PER SHARE, ALLOWING THE NEW NSI TO PURSUE ITS EXTERNAL GROWTH STRATEGY. SPINCO, WHICH WILL INITIALLY FOCUS ON INTERNAL GROWTH, IS EXPECTED TO HAVE AN ANNUAL DIVIDEND OF 60 CENTS PER SHARE, WHICH IS IN LINE WITH NSI'S EXISTING DIVIDEND PAYOUT POLICY OF 30 TO 40 PERCENT OF EARNINGS. SPINCO'S IMMEDIATE CASH DISTRIBUTION PRIORITY WILL BE TO REDUCE ITS OUTSTANDING DEBT TO A TARGETED 30 TO 40 PERCENT DEBT-TO-CAPITAL RANGE. SECONDARILY, SPINCO WILL REINVEST CASH IN GROWTH OPPORTUNITIES AND ULTIMATELY RETURN CAPITAL TO ITS SHAREHOLDERS THROUGH SHARE REPURCHASE AND/OR ADDITIONAL CASH DIVIDENDS.

                           CONFERENCE CALL AND HOTLINE

         THE COMPANY WILL HOST A CONFERENCE CALL ON JUNE 29, 2001 AT 11:00 A.M. EDT TO DISCUSS THIS PRESS RELEASE. THIS CALL WILL BE WEBCAST LIVE AT THE NSI WEB
SITE: WWW.NATIONALSERVICE.COM. A REPLAY OF THE CALL WILL ALSO BE POSTED TO THIS SITE WITHIN TWO HOURS OF THE COMPLETION OF THE CONFERENCE CALL AND WILL BE ARCHIVED ON THE SITE UNTIL THE DATE OF THE SPIN-OFF. A SLIDESHOW PRESENTATION WILL ACCOMPANY THE CALL.

         A TOLL-FREE HOTLINE HAS BEEN ESTABLISHED FOR SHAREHOLDERS WITH QUESTIONS ABOUT THE TRANSACTION. THE HOTLINE NUMBER IS 1-800-277-6021 AND CAN BE REACHED ON MONDAY THROUGH FRIDAY FROM 9:00 A.M. EDT UNTIL 9:00 P.M. EDT STARTING JUNE 29 AND ENDING JULY 13. THE HOTLINE WILL NOT BE AVAILABLE ON JULY 4.

                                    ADVISORS

         DRESDNER KLEINWORT WASSERSTEIN IS THE FINANCIAL ADVISOR AND KING AND SPALDING IS THE PRIMARY LEGAL ADVISOR FOR THIS TRANSACTION.

                                      * * *

         CERTAIN INFORMATION CONTAINED IN THIS PRESS RELEASE CONSTITUTES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE INHERENTLY UNCERTAIN AND INVOLVE RISKS. CONSEQUENTLY, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. STATEMENTS MADE HEREIN THAT MAY BE CONSIDERED FORWARD LOOKING INCLUDE STATEMENTS CONCERNING: (A) ANTICIPATED LISTINGS ON THE NEW YORK STOCK EXCHANGE FOR EACH OF THE TWO INDEPENDENT COMPANIES; (B) ACCELERATED GROWTH OF THE BUSINESSES RESULTING FROM SPLITTING THE COMPANY INTO TWO INDEPENDENT PUBLIC COMPANIES; (C) THE PURSUIT OF DIFFERENT GROWTH STRATEGIES THAT ARE MOST CONDUCIVE TO EACH COMPANY'S MARKET AND OPERATIONAL DYNAMICS; (D) THE FUTURE CAPITAL STRUCTURE OF EACH COMPANY; (E) THE EXPECTED DIVIDEND POLICIES OF THE INDEPENDENT COMPANIES; (F) THE IMPACT OF THE DIVIDEND POLICIES ON THE IMPLEMENTATION OF EACH COMPANY'S GROWTH STRATEGY, OUTSTANDING DEBT, FUTURE SHARE REPURCHASES, AND/OR ADDITIONAL CASH DIVIDENDS;
(G) ENHANCED SHAREHOLDER VALUE AND A BETTER FUTURE FOR SHAREHOLDERS, CUSTOMERS, AND EMPLOYEES RESULTING FROM THE SEPARATION OF THE COMPANIES; (H) THE COMPOSITION OF THE FUTURE MANAGEMENT TEAMS AND BOARD OF DIRECTORS OF THE SEPARATE COMPANIES; (I) ANTICIPATED JOB REDUCTIONS; (J) EXPECTED COMBINED ANNUAL REVENUES OF THE RESTRUCTURED NSI AND SPINCO; (K) BOARD APPROVAL AND THE COMPLETION DATE OF THE SPIN-OFF TRANSACTION; AND (L) A FUTURE ONE-TIME CHARGE ASSOCIATED WITH THE TRANSACTION. A VARIETY OF RISKS AND UNCERTAINTIES COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS OR OTHER EXPECTATIONS EXPRESSED IN THE COMPANY'S FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES INCLUDE WITHOUT LIMITATION THE
FOLLOWING: (A) UNDERLYING ASSUMPTIONS OR EXPECTATIONS RELATED TO THE SPIN-OFF TRANSACTION PROVE TO BE INACCURATE OR UNREALIZED; (B) THE UNCERTAINTY OF GENERAL BUSINESS AND ECONOMIC CONDITIONS, INCLUDING THE POTENTIAL FOR A MORE SEVERE SLOWDOWN IN NON-RESIDENTIAL CONSTRUCTION AWARDS, INTEREST RATE CHANGES, AND FLUCTUATIONS IN COMMODITY AND RAW MATERIAL PRICES; (C) UNEXPECTED DEVELOPMENTS AND OUTCOMES IN THE COMPANY'S LEGAL AND ENVIRONMENTAL PROCEEDINGS; AND (D) THE COMPANY'S ABILITY TO REALIZE THE ANTICIPATED BENEFITS OF STRATEGIC INITIATIVES RELATED TO INCREASED PRODUCTIVITY, NEW PRODUCT

DEVELOPMENT, TECHNOLOGICAL ADVANCES, COST SYNERGIES, SOURCING, DECREASES IN NET WORKING CAPITAL, AND THE ACHIEVEMENT OF SALES GROWTH. ADDITIONAL FACTORS RELATED TO THESE AND OTHER EXPECTATIONS ARE AND WILL BE DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE REGISTRATION STATEMENT ON FORM 10 TO BE FILED IN THE FOURTH QUARTER OF FISCAL 2001 FOR SPINCO, THE FORM 10-Q FOR THE THIRD QUARTER OF FISCAL 2001, AND THE FORM 10-K TO BE FILED FOR FISCAL 2001.